UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 28, 2008

Beach First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

           000-22503                                                                                   57-1030117

     (Commission File Number)                                             (IRS Employer Identification No.)

      3751 Robert Grissom Parkway, Suite 100, Myrtle Beach, South Carolina                 29577
                   (Address of principal executive offices)                                              (Zip Code)

(843) 626-2265
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17

              CFR 240.14d-2(b))

   ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

          CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

We are filing this 8-K/A in order to reflect a revision to the unaudited 2007 year end results announced on January 28, 2008. The correction is solely attributable to a revision to reflect the proper tax treatment of deductions relating to the exercise of certain stock options. No other changes have been made to the original Form 8-K as previously filed.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     ( c)      Exhibits.

      The following exhibits are filed as part of this report:

Exhibit

Number           Description

99.1                 Corrected earnings press release for the year ended December 31, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BEACH FIRST NATIONAL BANCSHARES, INC.

                                                     By:    /s/ Gary S. Austin
                                                           Name:  Gary S. Austin
                                                           Title:    Chief Financial Officer

Dated: February 29, 2008

EXHIBIT INDEX

Exhibit

Number            Description

99.1                    Corrected earnings press release for the year ended December 31, 2007.